KEATING ACTIVE ETF Ticker Symbol: KEAT Listed on The Nasdaq Stock Market LLC	SUMMARY PROSPECTUS May 31, 2026 https://etfkeatinginvestment.com/

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated May 31, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, as well as recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, online at https://etfkeatinginvestment.com/. You can also get this information at no cost by calling 215-330-4476.

INVESTMENT OBJECTIVE
The Keating Active ETF (the “Fund”) seeks total return which consists of income and capital appreciation.
FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee	0.85%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.86%
Less Fee Waiver[2]	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver	0.85%
1Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.
2The Fund’s investment adviser has contractually agreed to reduce its management fee from 0.85% to 0.84% of the Fund’s average daily net assets. This Agreement will remain in place until May 31, 2027 unless terminated sooner by the Trustees.
EXAMPLE
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then hold or sell all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years
$87	$273	$476	$1,060
PORTFOLIO TURNOVER
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended January 31, 2026, the Fund’s portfolio turnover rate was 14% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES
The Fund’s Investment Strategy
The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in companies based on the fundamental research conducted by Keating Investment Counselors, Inc., the Fund’s sub-adviser (the “Sub-Adviser”). The Fund invests primarily in U.S.-listed equity securities, including common stock, preferred stock, real estate investment trusts (“REITs”), and depositary receipts (e.g., American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Fund may also invest in U.S. Treasury securities or in ETFs that invest in U.S. Treasury securities. In addition, the Fund may invest in ETFs that invest in international equity securities (including ETFs that provide exposure to developed and/or emerging markets countries or ETFs that focus on a specific country or geographical region) (“International ETFs”). International ETFs will be considered if the Sub-Adviser finds a certain geography (e.g., Vietnam) or characteristic (e.g., small-cap United Kingdom value stocks) to be attractive using the same process used by the Sub-Adviser to select individual equity securities (described below). The Sub-Adviser reviews an International ETF’s underlying holdings and investment process when selecting International ETFs for the Fund.
The Fund may invest in companies of all market capitalizations, but generally invests in U.S. companies with a market capitalization of approximately $500 million or larger. The Fund may also invest in foreign securities that are represented in the U.S. securities markets by depositary receipts representing individual equity securities of non-U.S. companies with a market capitalization of $500 million or larger.
Depositary receipts, including ADRs and GDRs, are certificates evidencing ownership of securities of a foreign issuer. The certificates are issued by depositary banks and the underlying securities are held in trust by a custodian bank or similar institution. Depositary receipts may be purchased on securities exchanges or directly from dealers. In addition, the Fund’s international investments may provide exposure to developed and/or emerging markets. An emerging market country is generally a country that the International Monetary Fund would consider to be an emerging market or developing country (as determined by such country’s per capita income, exports of diversified goods and services, and integration into the global financial system). Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products than more developed countries.
When selecting investments for the Fund, the Sub-Adviser looks for opportunities to invest in securities it believes are undervalued (i.e., companies that are trading at a discount relative to the value of the company as estimated by the Sub-Adviser based on the Sub-Adviser’s fundamental research).
The Sub-Adviser’s security selection process begins with identifying potential investment opportunities from a variety of sources (e.g., media sources, macro-economic research, and public company filings). The Sub-Adviser seeks to invest in companies that it believes are undervalued based on the Sub-Adviser’s view of the company’s financial condition and the company’s management, as well as the Sub-Adviser’s view of overall market conditions (e.g., the overall economy and industry conditions).
The Fund invests in securities that, in the Sub-Adviser’s opinion, offer exceptional value relative to their own history and as compared to their industry peers. The Sub-Adviser assesses a company’s financial condition by reviewing a company’s sustainability of earnings and likely future cash flows. The Sub-Adviser determines a company’s sustainable earnings based upon financial and strategic analyses. The Sub-Adviser’s financial analysis of a company’s balance sheet, income statement and statement of cash flows focuses on identifying historical drivers of return on equity. The Sub-Adviser’s strategic analysis examines a company’s competitive advantages and financial strength to assess sustainability.
The Sub-Adviser seeks to identify companies that have defensible positions in their industry due to brands, technology, or geographic advantages (e.g., a communication technology company with an extensive fiber optic network that supports the company’s wireless cellular service or a restaurant franchisee operating in foreign countries that rely on the corporate franchisor’s advantages). Emphasis is given to growing companies that produce a surplus of cash that they faithfully return to shareholders through stock buybacks and/or rapid dividend growth.
With respect to the Fund’s investments in depositary receipts of emerging markets companies, the Sub-Adviser considers the amount of available research on these companies and determines if the potential investment opportunity is greater than the investment opportunity available from investing in a comparable U.S. company. To form an opinion on whether a company based in an emerging markets country offers exceptional value relative to its peers and has a defensible position in its industry, the Sub-Adviser reviews the company’s long-term financial disclosures (e.g., historical profitability, the company’s utilization of cash, and the likelihood of financial stress) and the outlook presented by the company’s management. The Sub-Adviser then determines its estimate of a fair value and compares it to the company’s market value; the Sub-Adviser conducts similar analyses on such company’s peers and the historical price of the company in determining whether the potential investment opportunity in the emerging markets company is greater than the investment opportunity available from investing in a comparable U.S. company. The Sub-Adviser also considers an emerging market company’s sustainability of earnings (i.e., a historical analysis of the company’s revenue and profitability in the context of its geography and industry) and likely future cash flows (i.e., a forward-looking analysis of macroeconomic factors and the political climate of such country).
Although the Fund seeks investments across a number of sectors, from time to time, based on economic conditions and portfolio positioning to reflect a profile of a universe of stocks, the Fund’s investment strategy may emphasize exposure to particular sectors. The Fund is expected to have significant exposure to companies in the Materials, Energy, and Consumer Staples sectors and in ETFs that invest in U.S. Treasury securities. The Fund will generally hold approximately 25 to 40 companies within the portfolio.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Investment Risks.”
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small- and Mid- Capitalization Companies Risk. Investing in securities of small- and mid-capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. As a result, a company’s share price may be affected by poorly executed trades, even if the underlying business of the company is unchanged. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small- and mid-capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares. Conversely, Shares may trade on days when foreign exchanges are closed. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. Depositary receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.
Emerging Markets Risk. Many emerging market countries have a history of, and continue to experience serious, and potentially continuing, economic and political problems. Similar to foreign issuers, emerging market issuers may not be subject to uniform accounting, auditing and financial reporting standards and there may be less publicly available financial and other information about such issuers, comparable to U.S. issuers. Stock markets in many emerging market countries are relatively small, expensive to trade in and generally have higher risks than those in developed markets. Securities in emerging markets also may be less liquid than those in developed markets and foreigners are often limited in their ability to invest in, and withdraw assets from, these markets. Additional restrictions may be imposed under other conditions.
Investment Risk. When you sell your Shares, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security, such as geopolitical events and environmental disasters. The value of a security may also decline due to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
Risk of Investing in Other ETFs. Because the Fund may invest in other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee table above as “Acquired Fund Fees and Expenses.”
REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action like the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors. In addition to these risks, residential/diversified REITs and commercial equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986 (the “Code”), or to maintain their exemptions from registration under the 1940 Act. The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
U.S. Government Securities Risk. The Fund may invest in U.S. Treasury obligations and securities issued or guaranteed by the U.S. Treasury. U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal. This would result in losses to the Fund.
Focus Investing Risk. The Fund will generally hold 25 to 40 companies within the portfolio. As a result, the Fund invests a high percentage of its assets in a small number of companies, which may add to Fund volatility.
ETF Risks.
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market LLC (the “Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price of the Shares.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than Shares, potentially causing the market price of Shares to deviate from its NAV. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity and is generally lower if the Fund has high trading volume and market liquidity, and higher if the Fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size).
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. As the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business, or other developments which generally affect that sector.
•Consumer Staples Sector Risk. The Fund is expected to have exposure to companies in the consumer staples sector. The consumer staples sector may be affected by changes in general economic conditions, worldwide economic conditions, political events, world events, government regulation, environmental factors, depletion of resources, consumer confidence, consumer spending, marketing, competition, demographics and consumer preferences, product trends, and production spending. Companies in the consumer staples sector may also be subject to risks relating to the supply of, demand for, and prices of raw materials. Companies in this industry are also affected by natural and man-made disasters and political, social, or labor unrest that affect production and distribution of consumer staple products.
•Energy Sector Risk. The market value of securities in the energy sector may decline for many reasons including, fluctuations in energy prices and supply and demand of energy fuels caused by geopolitical events, the success of exploration projects, weather or meteorological events, taxes, increased governmental or environmental regulation, resource depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events that result in injury, loss of life or property, pollution or other environmental damage claims, terrorist threats or attacks, among other factors. Markets for various energy-

related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and may incur significant amounts of debt, to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. Factors adversely affecting producers, refiners, distributors, or others in the energy sector may adversely affect companies that service or supply those entities, either because demand for those services or products is curtailed, or those services or products come under price pressure. Issuers in the energy sector may also be impacted by changing investor and consumer preferences arising from the sector’s potential exposure to sustainability and environmental concerns.
•Materials Sector Risk. Many materials companies are significantly affected by the level and volatility of commodity prices, exchange rates, import controls, worldwide competition, environmental policies and consumer demand. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liabilities for environmental damage and general civil liabilities, depletion of resources, and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
Management Risk. The Fund is actively managed and may not meet its investment objective based on the Adviser’s, Sub-Adviser’s, or portfolio managers’ success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Adviser, Sub-Adviser, and the portfolio managers and the skill of the Adviser, Sub-Adviser, and/or portfolio managers in evaluating, selecting, and monitoring the Fund’s assets. The Fund could experience losses (realized and unrealized) if the judgment of the Adviser, Sub-Adviser, or portfolio managers about markets or sectors or the attractiveness of particular investments made for the Fund’s portfolio prove to be incorrect. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results. Absent unusual circumstances (e.g., the Adviser determines a different security has higher liquidity but offers a similar investment profile as a recommended security), the Adviser will generally follow the Sub-Adviser’s investment recommendations to buy, hold, and sell securities and financial instruments.

PERFORMANCE
The following information provides some indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for calendar years ended December 31. The table shows how the Fund’s average annual returns for one-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Performance information is also available on the Fund’s website at https://etfkeatinginvestment.com/ or by calling the Fund at (215) 330-4476.
Calendar Year Total Returns as of December 31
The Fund’s calendar year-to-date return as of March 31, 2026 was 12.17%.
During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 9.67% (quarter ended September 30, 2025) and the Fund’s lowest return for a calendar quarter was 1.51% (quarter ended June 30, 2025).
Average Annual Total Returns
For the Periods Ended December 31, 2025

KEATING ACTIVE ETF	1 Year	Since Inception 03/26/24
Return Before Taxes	22.60%	14.69%
Return After Taxes on Distributions	21.78%	13.99%
Return After Taxes on Distributions and Sale of Fund Shares	13.80%	11.22%
Solactive GBS United States 1000 Index (reflects no deduction for fees, expenses or taxes)	17.01%	17.52%
After-tax returns are calculated using the highest historical individual U.S. federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
INVESTMENT ADVISER & INVESTMENT SUB-ADVISER

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (the “Adviser”)
Investment Sub-Adviser:	Keating Investment Counselors, Inc. (the “Sub-Adviser”)

PORTFOLIO MANAGERS
Richard T. Keating, CFA (President and Portfolio Manager for the Sub-Adviser) and Pablo Cavanagh, CFA (Portfolio Manager for the Sub-Adviser) have been the portfolio managers of the Fund since its inception in March 2024.
PURCHASE AND SALE OF SHARES
Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”).
TAX INFORMATION
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is made through an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your own tax advisor about your specific tax situation.
PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.